February 12, 2025 Q4 AND FY2024 UPDATE Exhibit 99.2

Forward Looking Statements This presentation contains express and implied forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the Company’s financial outlook for the full year 2025; market headwinds and tailwinds, including its expectations regarding the gaming market’s continued growth; new product launches, the entry into new product categories and demand for new products; the Company’s ability to successfully close and integrate acquisitions and expectations regarding the growth of these acquisitions as well as their estimated impact on the Company’s financial results in future periods and the size of markets and segments in the future. Forward-looking statements are based on our management’s beliefs, as well as assumptions made by, and information currently available to them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: the Company’s limited operating history, which makes it difficult to forecast the Company’s future results of operations; current macroeconomic conditions, including the impacts of high inflation and risk of recession, on demand for our products, consumer confidence and financial markets generally; the Company’s ability to build and maintain the strength of the Company’s brand among gaming and streaming enthusiasts and ability to continuously develop and successfully market new products and improvements to existing products; the introduction and success of new third-party high-performance computer hardware, particularly graphics processing units and central processing units as well as sophisticated new video games; fluctuations in operating results; the loss or inability to attract and retain key management; the impacts from geopolitical events and unrest; delays or disruptions at the Company or third-parties’ manufacturing and distribution facilities; and the other factors described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 to be filed with the Securities and Exchange Commission (“SEC”) and our subsequent filings with the SEC. All forward-looking statements reflect our beliefs and assumptions only as of the date of this press release. We undertake no obligation to update forward-looking statements to reflect future events or circumstances. Our results for the quarter ended December 31, 2024 are also not necessarily indicative of our operating results for any future periods. Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures, including Adjusted Operating Income (Loss), Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income (Loss) and Adjusted Net Earnings (Loss) Per Share, which are not recognized under the generally accepted accounting principles (“GAAP”) in the United States and designed to complement the financial information presented in accordance with GAAP in the United States because management believes such measures are useful to investors. The non-GAAP measures have limitations as analytical tools and you should not consider them in isolation of, or as an alternative to, measures prepared in accordance with U.S. GAAP. The non-GAAP measures used by the Company may differ from the non-GAAP measures used by other companies. The Company urges you to review the reconciliation of its non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures set forth in the Appendix to this presentation, and not to rely on any single financial measure to evaluate the Company's business. Market & Industry Data This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to the Company’s industry, the Company’s business and the market for the Company’s products and its future growth. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the Company’s future performance and the future performance of the market for its products are necessarily subject to a high degree of uncertainty and risk.  DISCLAIMER

OUR COMPANY CORSAIR is a leading global provider of high-performance gear and technology for gamers, content creators, and PC enthusiasts. Founded in 1994, the company offers a diverse range of products, including gaming peripherals, PC components, streaming equipment, custom-built gaming PCs, SIM racing gear, and gaming furniture. Recognized for its expertise and quality, CORSAIR consistently delivers cutting-edge solutions that enhance gaming, racing, and creative experiences. The CORSAIR premium brand portfolio includes: DROP — a D2C platform for keyboards and audiophile gear ELGATO — studio equipment and software for content creators FANATEC — premium SIM racing hardware ORIGIN PC — high-end custom gaming and workstation PCs SCUF Gaming — custom controllers for competitive gamers With a strong commitment to performance and reliability, CORSAIR is a trusted name in the tech industry, catering to the needs of both amateur and professional users worldwide.

OUR PRODUCTS CORSAIR products allow our customers to stream, game, work, and perform better. For 30+ years we’ve provided high-quality gaming and enthusiast lifestyle products to an expanding group of modern users and age groups.

GENERAL UPDATE

NVIDIA GEFORCE RTX 50-SERIES IS HERE Nvidia announced their new GeForce Graphics cards at CES 2025. Top tier 5090 and 5080 GPU shipments started January 30th. Growth in the self-built PC components category is expected to be driven by a 5-year consumer refresh cycle since the COVID lockdown period, fueled by the latest GPU launches.

CORSAIR + FANATEC FANATEC is widely recognized as a global leader in high-end components for Sim Racing. After 3 months joining together CORSAIR and FANATEC, we are making amazing progress. We believe we are well on the way to add new retail partners and Value-Added Resellers to drive growth. We started shipments of our new Sim Racing chassis, the Club sport GT, as well as our new flagship Bentley wheel, with many more exciting products expected to come. UNLOCKING GROWTH IN A RAPIDLY EXPANDING MARKET

SOLID GROWTH FROM OUR CREATOR AND GAMER PERIPHERALS SEGMENT CORSAIR received the Best Keyboard Award for 2025 from both The New York Times’ Wirecutter and PC World for CORSAIR’s K65 Wireless keyboard for gaming and overall usage. CORSAIR is recognized as one of the Top 10 tech companies according to PC Mag’s Best Brands Index Top 10, with the highest Net Promoter Score of any top 25 gaming peripheral brand. "CORSAIR's new accessory refresh gives Mac users the perfect excuse to never use a magic mouse or magic keyboard again." PC GAMER — James Bentley "Anyone who wants a high-quality keyboard with tons of options for customization, both hardware and software, will be pleased with this design." BEST GAMING KEYBOARDS 2025 PC WORLD — Michael Crider "The best option for Mac Users" BEST GAMING KEYBOARDS 2025 THE NEW YORK TIMES / Wirecutter — Haley Perry "The best gaming keyboard" BEST GAMING KEYBOARDS 2025 THE NEW YORK TIMES / Wirecutter — Haley Perry CORSAIR is identified as one of the TOP TEN BEST BRANDS for 2025, awarded by PC MAG "The Stream Deck is an excellent piece of hardware—attractive, simple to use, and makes streaming (or even recording game video) much less arduous. Whether a hobbyist or a mid-grade professional, I think it could be a valuable tool in anyone’s streaming kit." PC World — Hayden Dingman RECENT TESTIMONIALS

CORSAIR GAMING PERIPHERALS SELECTED BY APPLE The K65 Wireless keyboard was specifically selected by Apple along with CORSAIR’s M75 Gaming mouse as one of the preferred devices used to game on a Mac and is available in Apple stores, with the PC version available at major online stores and through selected resellers.

CUSTOMIZATION We see customers leaning towards personal expression and customization. Launched in Q3’24, our CORSAIR Custom Lab (CCL) brings customization capabilities with a built-to-order business model. In Q4, we further expanded our CORSAIR Custom Lab capabilities and expect to offer DRAM Memory through our CCL program as well.

OUR GAMER AND CREATOR PERIPHERALS SEGMENT CONTINUES TO IMPROVE WITH 20% FULL YEAR GROWTH AND GROWTH IN GROSS MARGIN % * Q4 results include the impact of a $4.2M inventory FMV adjustment from the purchase of the FANATEC business. Without that adjustment, gross profit would have been $68.1M and gross margin 40.2%

FINANCIAL RESULTS

Q4 2024 AND FY2024 RESULTS(1) Strong finish to the year with Q4 EBITDA numbers above latest expectations. Full year results impacted mostly by Nvidia GPU launch in Q1’25 occurring much later than was expected and softer than expected consumer spending on Gaming Systems. Overall margins continue to grow as Gamer and Creator Peripherals segment grows. (1) See appendix for reconciliation of non-GAAP metrics to most comparable GAAP metrics. ($ in millions except EPS and percentages) Q4'24 Q4'23 Y/Y FY24 FY23 Net Revenue $413.6 $417.3 -0.9% $1,316.4 $1,459.9 Gross Profit $108.2 $102.7 5.4% $327.6 $360.3 Gross Margin 26.2% 24.6% 160 bps 24.9% 24.7% Operating Income (Loss) $5.9 $12.1 -51.1% ($50.0) $9.7 Adjusted Operating Income $31.7 $31.8 -0.2% $45.7 $85.4 Net Income (Loss) Attributable to Common Stockholders $1.3 $6.2 -78.5% ($99.2) $3.2 Earnings (Loss) per Share (Diluted) $0.01 $0.06 -83.3% $(0.95) $0.03 Adjusted Net Income (Loss) $24.8 $23.2 7.0% ($2.7) $58.3 Adjusted Earnings (Loss) per Share (Diluted) $0.23 $0.22 4.5% $(0.03) $0.55 Adjusted EBITDA $33.1 $33.7 -1.7% $54.7 $95.1

Q4 2024 AND FY2024 SEGMENT RESULTS GAMING COMPONENTS AND SYSTEMS Q4 2024 AND FY2024 RESULTS ($ in millions except percentages) Q4'24 Q4'23 Y/Y FY24 FY23 Y/Y Net Revenue $244.1 $280.5 -13.0% $843.7 $1,065.0 -20.8% % of Total Net Revenue 59.0% 67.2% -820 bps 64.1% 73.0% -890 bps Gross Profit $44.3 $51.8 -14.5% $145.3 $227.3 -36.1% Gross Margin 18.1% 18.5% -40 bps 17.2% 21.3% -410 bps GAMER AND CREATOR PERIPHERALS Q4 2024 AND FY2024 RESULTS* ($ in millions except percentages) Q4'24 Q4'23 Y/Y FY24 FY23 Y/Y Net Revenue $169.6 $136.8 23.9% $472.7 $394.9 19.7% % of Total Net Revenue 41.0% 32.8% 820 bps 35.9% 27.0% 890 bps Gross Profit $63.9 $50.9 25.6% $182.3 $133.0 37.1% Gross Margin 37.7%* 37.2% 50 bps 38.6% 33.7% 490 bps Gaming Components and Systems segment impacted by later than expected GPU launch and soft consumer spending both in Q4 and for full year. Gamer and Creator Peripherals segment continues to grow both in revenue and margins. First full quarter of FANATEC revenue in Q4.  * Q4'24 results include the impact of a $4.2M inventory FMV adjustment from the purchase of the FANATEC business. Without that adjustment, gross profit would have been $68.1M and gross margin 40.2%.

REVENUE BY SEGMENT Gaming Components and Systems Gamer and Creator Peripherals REVENUE

GAAP SEGMENT GROSS MARGIN % * Q4 24 results include the impact of a $4.2M inventory FMV adjustment from the purchase of the FANATEC business. Without that adjustment, gross profit for the Gamer & Creator Peripherals would have been $68.1M and gross margin 40.2%

ADJUSTED EBITDA(1) (1) See appendix for reconciliation of non-GAAP metrics to most comparable GAAP metrics.

FINANCIAL GUIDANCE(1) (1) Given the number of risk factors, uncertainties and assumptions, many of which are discussed in slide 2, actual results may differ materially. We do not intend to update our financial outlook until our next quarterly results announcement. Estimates should not be viewed as a substitute for our full annual financial statement and are not necessarily indicative of the results to be expected for any future period. Certain non-GAAP measures included in our financial outlook were not reconciled to the comparable GAAP financial measures because the GAAP measures are not accessible on a forward-looking basis. We are unable to reconcile these forward-looking into non-GAAP measures to the most directly comparable GAAP measures without unreasonable effort because we are currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact GAAP measures for this period but would not impact the non-GAAP measures. Such items may include stock-based compensation charges, public offering related charges, depreciation and amortization, and other items. The unavailable information could have a significant impact on our GAAP financial results. Financial Metrics  2025 Guidance Net Revenue $1.40-1.60 billion Adjusted Operating Income $67-87 million Adjusted EBITDA $80-100 million

CASH AND DEBT SUMMARY ($ in millions) December 31, 2024 Cash (Excluding restricted cash) $107.0 Term Loan (face value) $174.0 Total Debt $174.0 Net Debt $67.0

APPENDIX

USE OF NON-GAAP FINANCIAL MEASURES To supplement the financial results presented in accordance with GAAP, this presentation includes certain non-GAAP financial information, including Adjusted Operating Income (Loss), Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income (Loss) and Adjusted Net Earnings (Loss) Per Share. These are important financial performance measures for us but are not financial measures as defined by GAAP. The presentation of this non-GAAP financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We use these non-GAAP financial measures to evaluate our operating performance and trends and make planning decisions. We believe that these non-GAAP financial measures help identify underlying trends in our business that could otherwise be masked by the effect of the expenses and other items that we exclude in such non-GAAP financial measures. Accordingly, we believe that these non-GAAP financial provide useful information to investors and others in understanding and evaluating our operating results, enhancing the overall understanding of our past performance and future prospects, and allowing for greater transparency with respect to the key financial metrics used by our management in our financial and operational decision-making. We also present these non-GAAP financial measures because we believe investors, analysts and rating agencies consider them useful in measuring our ability to meet our debt service obligations. Our use of these terms may vary from that of others in our industry. These non-GAAP financial measures should not be considered as an alternative to revenues, operating income, net income, cash provided by operating activities or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. Reconciliations of these measures to the most directly comparable GAAP financial measures are presented in the appendix. We encourage investors and others to review our financial information in its entirety, not to rely on any single financial measure and to view these non-GAAP financial measures in conjunction with the related GAAP financial measures.

GAAP TO NON-GAAP RECONCILIATIONS Non-GAAP Operating Income Reconciliations (Unaudited, in thousands, except percentages) Three Months Ended December 31, Years Ended December 31, 2024 2023 2024 2023 Operating Income (loss) - GAAP $ 5,923 $ 12,124 $ (49,954) $ 9,689 Amortization 9,865 9,483 38,448 38,488 Stock-based compensation 7,466 7,628 30,591 30,873 Acquisition and related integration costs 2,471 1,401 7,131 3,561 One-time costs related to legal and other matters 31 — 7,530 — Restructuring and other costs 1,789 595 6,724 1,304 Acquisition accounting impact related to recognizing acquired inventory at fair value 4,180 561 5,253 1,521 Adjusted Operating Income - Non-GAAP $ 31,725 $ 31,792 $ 45,723 $ 85,436 As a % of net revenue - GAAP 1.4% 2.9% -3.8% 0.7 % As a % of net revenue - Non-GAAP 7.7% 7.6% 3.5% 5.9%

Non-GAAP Net Income (Loss) and Net Income (Loss) Per Share Reconciliations (Unaudited, in thousands, except per share amounts) GAAP TO NON-GAAP RECONCILIATIONS Three Months Ended December 31, Years Ended December 31, 2024 2023 2024 2023 Net income (loss) attributable to common stockholders of Corsair Gaming, Inc. (1) $ 1,336 $ 6,223 $ (99,175) $ 3,187 Less: Change in redemption value of redeemable noncontrolling interest (950) (758) (13,994) 5,777 Net income (loss) attributable to Corsair Gaming, Inc. 2,286 6,981 (85,181) (2,590) Add: Net income attributable to noncontrolling interest 442 595 1,787 1,553 Net Income (loss) - GAAP 2,728 7,576 (83,394) (1,037) Adjustments: Amortization 9,865 9,483 38,448 38,488 Stock-based compensation 7,466 7,628 30,591 30,873 Acquisition and related integration costs 2,471 1,401 7,131 3,561 One-time costs related to legal and other matters 31 — 7,530 — Restructuring and other costs 1,789 595 6,724 1,304 Acquisition accounting impact related to recognizing acquired inventory at fair value 4,180 561 5,253 1,521 Bargain purchase gain on business acquisition (2,581) — (2,581) — Non-GAAP income tax adjustment (1,129) (4,052) (12,446) (16,404) Adjusted Net Income (loss) - Non-GAAP $ 24,820 $ 23,192 $ (2,744) $ 58,306 Diluted net income (loss) per share: GAAP $ 0.01 $ 0.06 $ (0.95) $ 0.03 Adjusted, Non-GAAP $ 0.23 $ 0.22 $ (0.03) $ 0.55 Weighted average common shares outstanding - Diluted: GAAP 105,943 106,220 104,164 106,276 Adjusted, Non-GAAP 105,943 106,220 104,164 106,276 (1) Numerator for calculating net income (loss) per share-GAAP

Adjusted EBITDA Reconciliations (Unaudited, in thousands, except percentages) GAAP TO NON-GAAP RECONCILIATIONS Three Months Ended December 31, Years Ended December 31, 2024 2023 2024 2023 Net Income (loss) - GAAP $ 2,728 $ 7,576 $ (83,394) $ (1,037) Amortization 9,865 9,483 38,448 38,488 Stock-based compensation 7,466 7,628 30,591 30,873 Depreciation 3,955 3,194 13,449 12,210 Interest expense, net of interest income 2,742 2,706 9,860 10,581 Acquisition and related integration costs 2,471 1,401 7,131 3,561 One-time costs related to legal and other matters 31 — 7,530 — Restructuring and other costs 1,789 595 6,724 1,304 Acquisition accounting impact related to recognizing acquired inventory at fair value 4,180 561 5,253 1,521 Bargain purchase gain on business acquisition (2,581) — (2,581) — Income tax (benefit) expense 496 581 21,736 (2,442) Adjusted EBITDA - Non-GAAP $ 33,142 $ 33,725 $ 54,747 $ 95,059 Adjusted EBITDA margin - Non-GAAP 8.0% 8.1% 4.2% 6.5%